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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106

                          Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2011 through October 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                                Pioneer Mid Cap
                                Value Fund

--------------------------------------------------------------------------------
                                Annual Report | October 31, 2012
--------------------------------------------------------------------------------



                                Ticker Symbols:

                                Class A          PCGRX
                                Class B          PBCGX
                                Class C          PCCGX
                                Class R          PCMRX
                                Class Y          PYCGX

                                [LOGO] PIONEER
                                       Invesments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          23

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       40

Trustees, Officers and Service Providers                                      41

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*    Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 3

Portfolio Management Discussion | 10/31/12

The stock market produced generally healthy returns during the 12 months ended October 31, 2012. Within the period, dominant market trends kept shifting as investors' confidence in the durability of the U.S. economic recovery waxed and waned. In the following interview, Rod Wright and Timothy Horan discuss the factors that affected the performance of Pioneer Mid Cap Value Fund during the 12-month period. Mr. Wright, senior vice president and portfolio manager at Pioneer, has been portfolio manager of the Fund since 1997. Mr. Horan, vice president and portfolio manager at Pioneer, became co-portfolio manager of the Fund in October 2011, after four years (2007-2011) as assistant portfolio manager. Mr. Wright and Mr. Horan are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12 months ended October 31, 2012?

A Pioneer Mid Cap Value Fund's Class A shares returned 7.07%, at net asset value during the 12 months ended October 31, 2012, while the Fund's benchmark, the Russell Midcap Value Index (the Russell Index), returned 14.99%. During the same period, the average return of the 288 mutual funds in Lipper's Mid-Cap Value Funds category was 12.48%.

Q How would you describe the investment environment for equities during the 12 months ended October 31, 2012?

A It was a period in which the dominant market trends shifted back and forth with changing investor attitudes about the health of the economy. Stocks generally rallied during the first half of the 12-month period, amid rising confidence that the domestic economy would continue to recover from the recession of 2008-2009, although the pace of the rebound remained weak. Starting in April 2012, however, investors' concerns about the slow pace of the economic expansion and weak job growth increased. Moreover, such worries were exacerbated as attention shifted to the oncoming national elections and the deep divisions between the major political parties about how to deal with national fiscal and monetary policies, especially those pertaining to the nation's growing debt problems. Stock prices moved lower through most of the summer months, although they did recover in the third calendar quarter of 2012 (July through September), amid some evidence that corporate profits continued to be healthy and the U.S. economy might be stabilizing. Overall during the 12-month period, momentum factors, changing attitudes and unanticipated events appeared to drive market

4 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 trends more than economic or company fundamentals. Quite often, in fact, highly leveraged companies, even those with weak financials, produced strong results in a momentum-driven market.

Q What were the main reasons for the Fund's underperformance relative to the benchmark Russell Index during the 12 months ended October 31, 2012?

A While the Fund performed well in what was a generally positive market for much of the 12-month period, unexpected problems with three of the portfolio's holdings detracted significantly from benchmark-relative results and undercut the positive effects on performance of good security selection, particularly in the financials sector.

     The first of the three holdings to detract heavily from the Fund's benchmark-relative performance during the period was Spirit AeroSystems, the world's largest supplier of assemblies and components for the production of major commercial airliners. The company ran into trouble when it demonstrated its unpreparedness to meet the production needs to which it was contractually committed. The problems led to significantly higher costs that eroded profits. While we have retained a Fund position in Spirit AeroSystems because we think the stock has the potential to recover some of its value, we did reduce the size of the holding.

     The two other big underperformers in the portfolio during the period were Rovi and VeriFone Systems from the information technology sector. Rovi is a major producer of software systems used to guide the channel and program selection process in television sets and in digital entertainment distribution networks, such as cable television systems. Rovi, which receives most of its revenues from licensing fees, encountered difficulties due to legal challenges over some of those fees. We eliminated the Fund's position in Rovi. In contrast, we have added to the Fund's position in VeriFone, the third major detractor from benchmark-relative performance during the 12-month period. VeriFone is a dominant provider of point-of-sale electronic terminals used in credit and debit card transactions. We believe the decline in VeriFone's stock value during the period was caused by a misreading of the company's potential and was not justified based on company fundamentals. Therefore, we think VeriFone has a good opportunity to stage a rebound.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 5

Q What were some of the more positive individual contributors to the Fund's results during the 12 months ended October 31, 2012?

A The Fund owned several strong performers in the financials sector during the period, including Allstate Insurance, the property and casualty insurance company that was the top positive contributor holding to the Fund's benchmark-relative results. Allstate has a significant presence in the automobile and homeowners insurance fields. While Allstate's auto insurance business had consistently produced good results, the company's stock had suffered an earlier decline due to problems in pricing many of its homeowner policies. As the company repaired its pricing problems, earnings recovered and the stock price rebounded. Two other strong performers in the portfolio from the financials sector were Discover Financial and Capital One Financial. The stock price of both companies appreciated as a result of healthy earnings growth.

     Outside of the financials sector, one of the best-performing investments in the portfolio during the period was the stock of Hanesbrands, the well-known producer of underwear and clothing apparel. Hanesbrands' share price had declined before the Fund's fiscal year began in November 2011, as rising cotton prices had cut into the company's profit margins and led it to increase consumer prices. The company's profits expanded significantly in the last 12 months, however, as Hanesbrands was able to maintain its new pricing structure during a period of declining cotton prices.

     Another holding that contributed to the Fund's results during the past 12 months was Wyndham Worldwide, a global company involved in hotel franchising, vacation exchanges and timeshare sales.

Q    What is your investment outlook?

A In building the portfolio, we emphasize individual stock selection rather than macroeconomic forecasting. We focus on the fundamental analysis of individual stocks, looking for undervalued but financially strong companies with experienced managements, good business plans with good potential to improve their earnings, regardless of the economic backdrop. We are continuing to find interesting companies that we believe have strong long-term growth prospects, despite their (current) low stock prices. We also

6 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 believe that equity valuations in general are reasonable relative to other asset classes, and that strong long-term investment opportunities continue to lie in mid-cap stocks that are attractively prices.

     Over the short term, however, the slowing pace of business investment may continue as long as there remains a lack of clarity about national economic policy. With that said, if the nation's political leaders are able to reach agreement on policies that provide a clearer outlook on tax, regulatory and fiscal policies, we think we could see an improvement in the investment environment.

Please refer to the Schedule of Investments on pages 17-22 for a full listing of Fund securities.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 7

Portfolio Summary | 10/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Common Stocks                                                         91.4%
International Common Stocks                                                 4.3%
Temporary Cash Investments                                                  2.5%
Depositary Receipts for International Stocks                                1.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Financials                                                                 30.6%
Consumer Discretionary                                                     11.3%
Health Care                                                                10.7%
Utilities                                                                  10.4%
Energy                                                                      9.6%
Industrials                                                                 9.3%
Information Technology                                                      7.9%
Consumer Staples                                                            4.3%
Materials                                                                   4.1%
Telecommunication Services                                                  1.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.  CIT Group, Inc.                                                       2.55%
--------------------------------------------------------------------------------
 2.  Aflac, Inc.                                                           2.20
--------------------------------------------------------------------------------
 3.  Capital One Financial Corp.                                           2.05
--------------------------------------------------------------------------------
 4.  Ensco Plc                                                             1.97
--------------------------------------------------------------------------------
 5.  Cigna Corp.                                                           1.93
--------------------------------------------------------------------------------
 6.  Macy's, Inc.                                                          1.88
--------------------------------------------------------------------------------
 7.  Marathon Oil Corp.                                                    1.84
--------------------------------------------------------------------------------
 8.  Ameren Corp.                                                          1.83
--------------------------------------------------------------------------------
 9.  PPL Corp.                                                             1.80
--------------------------------------------------------------------------------
10.  Rent-A-Center, Inc.                                                   1.80
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Prices and Distributions | 10/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                       10/31/12                    10/31/11
--------------------------------------------------------------------------------
  A                                          $21.12                      $19.92
--------------------------------------------------------------------------------
  B                                          $17.32                      $16.38
--------------------------------------------------------------------------------
  C                                          $17.24                      $16.29
--------------------------------------------------------------------------------
  R                                          $20.78                      $19.58
--------------------------------------------------------------------------------
  Y                                          $22.13                      $20.87
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-10/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net
                   Investment              Short-Term              Long-Term
Class                Income               Capital Gains          Capital Gains
--------------------------------------------------------------------------------
  A                  $0.1959                  $   --                $   --
--------------------------------------------------------------------------------
  B                  $    --                  $   --                $   --
--------------------------------------------------------------------------------
  C                  $0.0491                  $   --                $   --
--------------------------------------------------------------------------------
  R                  $0.1175                  $   --                $   --
--------------------------------------------------------------------------------
  Y                  $0.2775                  $   --                $   --
--------------------------------------------------------------------------------


The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 9

Performance Update | 10/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                             Net Asset                         Public Offering
Period                       Value (NAV)                       Price (POP)
--------------------------------------------------------------------------------
10 Years                      7.87%                             7.24%
5 Years                      -1.66                             -2.82
1 Year                        7.07                              0.89
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/31/2002            $  9,425                       $ 10,000
10/31/2003            $ 12,389                       $ 13,348
10/31/2004            $ 14,575                       $ 15,982
10/31/2005            $ 16,310                       $ 19,099
10/31/2006            $ 18,774                       $ 23,017
10/31/2007            $ 21,866                       $ 25,256
10/31/2008            $ 13,840                       $ 15,450
10/31/2009            $ 15,760                       $ 17,693
10/31/2010            $ 18,590                       $ 22,557
10/31/2011            $ 18,783                       $ 23,873
10/31/2012            $ 20,111                       $ 27,451

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                             If                                If
Period                       Held                              Redeemed
--------------------------------------------------------------------------------
10 Years                      6.81%                             6.81%
5 Years                      -2.71                             -2.71
1 Year                        5.74                              1.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             2.18%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/31/2002            $ 10,000                       $ 10,000
10/31/2003            $ 13,028                       $ 13,348
10/31/2004            $ 15,196                       $ 15,982
10/31/2005            $ 16,838                       $ 19,099
10/31/2006            $ 19,210                       $ 23,017
10/31/2007            $ 22,165                       $ 25,256
10/31/2008            $ 13,894                       $ 15,450
10/31/2009            $ 15,653                       $ 17,693
10/31/2010            $ 18,275                       $ 22,557
10/31/2011            $ 18,275                       $ 23,873
10/31/2012            $ 19,324                       $ 27,451

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 11

Performance Update | 10/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                             If                                If
Period                       Held                              Redeemed
--------------------------------------------------------------------------------
10 Years                      6.95%                             6.95%
5 Years                      -2.51                             -2.51
1 Year                        6.15                              6.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/31/2002            $ 10,000                       $ 10,000
10/31/2003            $ 13,030                       $ 13,348
10/31/2004            $ 15,194                       $ 15,982
10/31/2005            $ 16,857                       $ 19,099
10/31/2006            $ 19,251                       $ 23,017
10/31/2007            $ 22,227                       $ 25,256
10/31/2008            $ 13,952                       $ 15,450
10/31/2009            $ 15,747                       $ 17,693
10/31/2010            $ 18,405                       $ 22,557
10/31/2011            $ 18,439                       $ 23,873
10/31/2012            $ 19,573                       $ 27,451

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                             If                                If
Period                       Held                              Redeemed
--------------------------------------------------------------------------------
10 Years                      7.61%                             7.61%
5 Years                      -1.92                             -1.92
1 Year                        6.77                              6.77
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.42%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/31/2002            $ 10,000                       $ 10,000
10/31/2003            $ 13,115                       $ 13,348
10/31/2004            $ 15,410                       $ 15,982
10/31/2005            $ 17,212                       $ 19,099
10/31/2006            $ 19,758                       $ 23,017
10/31/2007            $ 22,948                       $ 25,256
10/31/2008            $ 14,496                       $ 15,450
10/31/2009            $ 16,472                       $ 17,693
10/31/2010            $ 19,367                       $ 22,557
10/31/2011            $ 19,509                       $ 23,873
10/31/2012            $ 20,829                       $ 27,451

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 13

Performance Update | 10/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                             If                                If
Period                       Held                              Redeemed
--------------------------------------------------------------------------------
10 Years                      8.35%                             8.35%
5 Years                      -1.24                             -1.24
1 Year                        7.46                              7.46
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/31/2002            $ 5,000,000                    $ 5,000,000
10/31/2003            $ 6,603,719                    $ 6,673,824
10/31/2004            $ 7,807,283                    $ 7,991,180
10/31/2005            $ 8,791,312                    $ 9,549,607
10/31/2006            $10,162,126                    $11,508,520
10/31/2007            $11,874,004                    $12,628,012
10/31/2008            $ 7,550,168                    $ 7,725,014
10/31/2009            $ 8,638,086                    $ 8,846,674
10/31/2010            $10,232,899                    $11,278,619
10/31/2011            $10,379,762                    $11,936,651
10/31/2012            $11,153,835                    $13,725,539

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from May 1, 2012, through October 31, 2012.

--------------------------------------------------------------------------------
Share Class                  A         B           C           R           Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/12
--------------------------------------------------------------------------------
Ending Account            $969.22    $963.29     $965.26     $967.91     $971.08
Value (after expenses)
on 10/31/12
--------------------------------------------------------------------------------
Expenses Paid               $5.40     $11.35       $9.58       $6.83       $3.42
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 2.30%, 1.94%, 1.38%, and 0.69% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2012, through October 31, 2012.

--------------------------------------------------------------------------------
Share Class                 A           B           C           R          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 5/1/12
--------------------------------------------------------------------------------
Ending Account          $1,019.66   $1,013.57   $1,015.38   $1,018.20  $1,021.67
Value (after expenses)
on 10/31/12
--------------------------------------------------------------------------------
Expenses Paid               $5.53      $11.64       $9.83       $7.00      $3.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 2.30%, 1.94%, 1.38%, and 0.69% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Schedule of Investments | 10/31/12

----------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
----------------------------------------------------------------------------------------------------------------
                 COMMON STOCKS - 96.5%
                 ENERGY - 9.3%
                 Oil & Gas Drilling - 1.9%
       350,200   Ensco Plc                                                                        $   20,248,564
----------------------------------------------------------------------------------------------------------------
                 Oil & Gas Equipment & Services - 1.7%
       249,400   National Oilwell Varco, Inc.                                                     $   18,380,780
----------------------------------------------------------------------------------------------------------------
                 Oil & Gas Exploration & Production - 4.1%
       631,400   Marathon Oil Corp.                                                               $   18,979,884
       152,800   Noble Energy, Inc.                                                                   14,517,528
       284,500   Southwestern Energy Co.*                                                              9,872,150
                                                                                                  --------------
                                                                                                  $   43,369,562
----------------------------------------------------------------------------------------------------------------
                 Oil & Gas Refining & Marketing - 1.0%
       357,200   Valero Energy Corp.                                                              $   10,394,520
----------------------------------------------------------------------------------------------------------------
                 Coal & Consumable Fuels - 0.6%
       861,700   Arch Coal, Inc.                                                                  $    6,859,132
                                                                                                  --------------
                 Total Energy                                                                     $   99,252,558
----------------------------------------------------------------------------------------------------------------
                 MATERIALS - 4.0%
                 Diversified Chemicals - 1.4%
       251,900   Eastman Chemical Co.                                                             $   14,922,556
----------------------------------------------------------------------------------------------------------------
                 Fertilizers & Agricultural Chemicals - 0.9%
       192,000   The Mosaic Co.                                                                   $   10,049,280
----------------------------------------------------------------------------------------------------------------
                 Metal & Glass Containers - 1.1%
       299,100   Crown Holdings, Inc.*                                                            $   11,440,575
----------------------------------------------------------------------------------------------------------------
                 Steel - 0.6%
       257,000   Allegheny Technologies, Inc.                                                     $    6,771,950
                                                                                                  --------------
                 Total Materials                                                                  $   43,184,361
----------------------------------------------------------------------------------------------------------------
                 CAPITAL GOODS - 7.7%
                 Aerospace & Defense - 1.0%
       713,500   Spirit Aerosystems Holdings, Inc.*                                               $   11,152,005
----------------------------------------------------------------------------------------------------------------
                 Building Products - 0.3%
        94,855   Owens Corning*                                                                   $    3,186,179
----------------------------------------------------------------------------------------------------------------
                 Construction & Engineering - 2.3%
       287,100   Fluor Corp.                                                                      $   16,034,535
       304,500   KBR, Inc.                                                                             8,483,370
                                                                                                  --------------
                                                                                                  $   24,517,905
----------------------------------------------------------------------------------------------------------------
                 Construction & Farm Machinery & Heavy Trucks - 1.2%
       204,800   Joy Global, Inc.                                                                 $   12,789,760
----------------------------------------------------------------------------------------------------------------
                 Industrial Machinery - 2.9%
       315,700   Eaton Corp.                                                                      $   14,907,354
       230,000   SPX Corp.                                                                            15,775,700
                                                                                                  --------------
                                                                                                  $   30,683,054
                                                                                                  --------------
                 Total Capital Goods                                                              $   82,328,903
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 17

----------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
----------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 1.3%
                 Airlines - 1.3%
     1,555,600   Southwest Airlines Co.                                                           $   13,720,392
                                                                                                  --------------
                 Total Transportation                                                             $   13,720,392
----------------------------------------------------------------------------------------------------------------
                 CONSUMER DURABLES & APPAREL - 2.8%
                 Housewares & Specialties - 1.4%
       301,900   Jarden Corp.                                                                     $   15,034,620
----------------------------------------------------------------------------------------------------------------
                 Apparel, Accessories & Luxury Goods - 1.4%
       439,700   Hanesbrands, Inc.*                                                               $   14,716,759
                                                                                                  --------------
                 Total Consumer Durables & Apparel                                                $   29,751,379
----------------------------------------------------------------------------------------------------------------
                 CONSUMER SERVICES - 2.5%
                 Casinos & Gaming - 1.3%
       334,400   Penn National Gaming, Inc.*                                                      $   13,519,792
----------------------------------------------------------------------------------------------------------------
                 Hotels, Resorts & Cruise Lines - 1.2%
       264,000   Wyndham Worldwide Corp.                                                          $   13,305,600
                                                                                                  --------------
                 Total Consumer Services                                                          $   26,825,392
----------------------------------------------------------------------------------------------------------------
                 MEDIA - 0.7%
                 Advertising - 0.7%
       736,100   The Interpublic Group of Companies, Inc.                                         $    7,434,610
                                                                                                  --------------
                 Total Media                                                                      $    7,434,610
----------------------------------------------------------------------------------------------------------------
                 RETAILING - 4.9%
                 Department Stores - 1.8%
       509,400   Macy's, Inc.                                                                     $   19,392,858
----------------------------------------------------------------------------------------------------------------
                 Computer & Electronics Retail - 1.7%
       555,300   Rent-A-Center, Inc.*                                                             $   18,508,149
----------------------------------------------------------------------------------------------------------------
                 Specialty Stores - 1.4%
       603,300   Sally Beauty Holdings, Inc.*                                                     $   14,527,464
                                                                                                  --------------
                 Total Retailing                                                                  $   52,428,471
----------------------------------------------------------------------------------------------------------------
                 FOOD & STAPLES RETAILING - 1.1%
                 Drug Retail - 1.1%
       264,600   CVS Caremark Corp.                                                               $   12,277,440
                                                                                                  --------------
                 Total Food & Staples Retailing                                                   $   12,277,440
----------------------------------------------------------------------------------------------------------------
                 FOOD, BEVERAGE & TOBACCO - 3.0%
                 Agricultural Products - 1.2%
       214,400   Ingredion, Inc.                                                                  $   13,177,024
----------------------------------------------------------------------------------------------------------------
                 Packaged Foods & Meats - 1.8%
       317,700   Campbell Soup Co.                                                                $   11,205,279
       337,600   Green Mountain Coffee Roasters, Inc.*                                                 8,156,416
                                                                                                  --------------
                                                                                                  $   19,361,695
                                                                                                  --------------
                 Total Food, Beverage & Tobacco                                                   $   32,538,719
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

----------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
----------------------------------------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT & SERVICES - 6.3%
                 Health Care Equipment - 1.5%
       582,400   CareFusion Corp.*                                                                $   15,468,544
----------------------------------------------------------------------------------------------------------------
                 Health Care Services - 1.5%
       145,500   DaVita, Inc.*                                                                    $   16,371,660
----------------------------------------------------------------------------------------------------------------
                 Managed Health Care - 3.3%
       390,700   Cigna Corp.                                                                      $   19,925,700
       204,800   Humana, Inc.                                                                         15,210,496
                                                                                                  --------------
                                                                                                  $   35,136,196
                                                                                                  --------------
                 Total Health Care Equipment & Services                                           $   66,976,400
----------------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS, BIOTECHNOLOGY &
                 LIFE SCIENCES - 4.1%
                 Pharmaceuticals - 4.1%
       234,200   Jazz Pharmaceuticals Plc*                                                        $   12,583,566
       424,300   Teva Pharmaceutical Industries, Ltd. (A.D.R.)                                        17,150,206
       164,800   Watson Pharmaceuticals, Inc.*                                                        14,164,560
                                                                                                  --------------
                                                                                                  $   43,898,332
                                                                                                  --------------
                 Total Pharmaceuticals, Biotechnology & Life Sciences                             $   43,898,332
----------------------------------------------------------------------------------------------------------------
                 BANKS - 6.5%
                 Regional Banks - 6.5%
       705,800   CIT Group, Inc.*                                                                 $   26,269,876
       422,200   First Republic Bank                                                                  14,502,570
       315,000   PNC Financial Services Group, Inc.                                                   18,329,850
       454,200   Zions Bancorporation                                                                  9,751,674
                                                                                                  --------------
                                                                                                  $   68,853,970
                                                                                                  --------------
                 Total Banks                                                                      $   68,853,970
----------------------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS - 6.1%
                 Consumer Finance - 3.3%
       351,600   Capital One Financial Corp.                                                      $   21,155,772
       348,800   Discover Financial Services                                                          14,300,800
                                                                                                  --------------
                                                                                                  $   35,456,572
----------------------------------------------------------------------------------------------------------------
                 Asset Management & Custody Banks - 2.8%
       288,700   Ameriprise Financial, Inc.                                                       $   16,851,419
       506,800   Invesco, Ltd.                                                                        12,325,376
                                                                                                  --------------
                                                                                                  $   29,176,795
                                                                                                  --------------
                 Total Diversified Financials                                                     $   64,633,367
----------------------------------------------------------------------------------------------------------------
                 INSURANCE - 6.7%
                 Insurance Brokers - 1.3%
       395,900   Willis Group Holdings Plc                                                        $   13,329,953
----------------------------------------------------------------------------------------------------------------
                 Life & Health Insurance - 3.8%
       454,200   Aflac, Inc.                                                                      $   22,610,076
       874,000   Unum Group                                                                           17,724,720
                                                                                                  --------------
                                                                                                  $   40,334,796
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 19

----------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
----------------------------------------------------------------------------------------------------------------
                 Property & Casualty Insurance - 1.6%
       439,200   The Allstate Corp.                                                               $   17,559,216
                                                                                                  --------------
                 Total Insurance                                                                  $   71,223,965
----------------------------------------------------------------------------------------------------------------
                 REAL ESTATE - 10.4%
                 Diversified REITs - 1.3%
       988,200   Duke Realty Corp.                                                                $   14,309,136
----------------------------------------------------------------------------------------------------------------
                 Mortgage REITs - 0.7%
       442,600   Annaly Capital Management, Inc.                                                  $    7,143,564
----------------------------------------------------------------------------------------------------------------
                 Office REITs - 2.5%
       702,100   BioMed Realty Trust, Inc.                                                        $   13,424,152
       121,300   Boston Properties, Inc.                                                              12,894,190
                                                                                                  --------------
                                                                                                  $   26,318,342
----------------------------------------------------------------------------------------------------------------
                 Residential REITs - 1.9%
       221,583   American Campus Communities, Inc.                                                $   10,039,926
       177,200   Home Properties, Inc.                                                                10,771,988
                                                                                                  --------------
                                                                                                  $   20,811,914
----------------------------------------------------------------------------------------------------------------
                 Retail REITs - 1.5%
       812,400   Kimco Realty Corp.                                                               $   15,858,048
----------------------------------------------------------------------------------------------------------------
                 Specialized REITs - 2.5%
       360,500   HCP, Inc.                                                                        $   15,970,150
       490,700   Pebblebrook Hotel Trust                                                              10,412,654
                                                                                                  --------------
                                                                                                  $   26,382,804
                                                                                                  --------------
                 Total Real Estate                                                                $  110,823,808
----------------------------------------------------------------------------------------------------------------
                 SOFTWARE & SERVICES - 3.4%
                 Data Processing & Outsourced Services - 1.0%
       355,600   VeriFone Systems, Inc.*                                                          $   10,539,984
----------------------------------------------------------------------------------------------------------------
                 Application Software - 2.4%
     1,527,004   Compuware Corp.*                                                                 $   13,223,855
       575,100   Nuance Communications, Inc.*                                                         12,801,726
                                                                                                  --------------
                                                                                                  $   26,025,581
                                                                                                  --------------
                 Total Software & Services                                                        $   36,565,565
----------------------------------------------------------------------------------------------------------------
                 TECHNOLOGY HARDWARE & EQUIPMENT - 1.0%
                 Computer Storage & Peripherals - 1.0%
       250,400   SanDisk Corp.*                                                                   $   10,456,704
                                                                                                  --------------
                 Total Technology Hardware & Equipment                                            $   10,456,704
----------------------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
                 Semiconductors - 3.3%
       471,900   Analog Devices, Inc.                                                             $   18,456,009
       513,500   Xilinx, Inc.                                                                         16,822,260
                                                                                                  --------------
                                                                                                  $   35,278,269
                                                                                                  --------------
                 Total Semiconductors & Semiconductor Equipment                                   $   35,278,269
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

----------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
----------------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATION SERVICES - 1.3%
                 Integrated Telecommunication Services - 1.3%
       365,500   CenturyLink, Inc.                                                                $   14,027,890
                                                                                                  --------------
                 Total Telecommunication Services                                                 $   14,027,890
----------------------------------------------------------------------------------------------------------------
                 UTILITIES - 10.1%
                 Electric Utilities - 7.2%
       362,600   American Electric Power Co., Inc.                                                $   16,113,944
       455,900   Northeast Utilities                                                                  17,916,870
       251,800   Pinnacle West Capital Corp.                                                          13,337,846
       471,600   PNM Resources, Inc.                                                                  10,450,656
       625,800   PPL Corp.                                                                            18,511,164
                                                                                                  --------------
                                                                                                  $   76,330,480
----------------------------------------------------------------------------------------------------------------
                 Gas Utilities - 1.1%
       297,500   AGL Resources, Inc.                                                              $   12,146,925
----------------------------------------------------------------------------------------------------------------
                 Multi-Utilities - 1.8%
       573,200   Ameren Corp.                                                                     $   18,846,816
                                                                                                  --------------
                 Total Utilities                                                                  $  107,324,221
----------------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost $943,441,293)                                                              $1,029,804,716
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------------------------
                 TEMPORARY CASH INVESTMENTS - 2.5%
                 Repurchase Agreements - 2.5%
     7,310,000   Deutsche Bank AG, 0.30%, dated 10/31/12, repurchase price
                 of $7,310,000 plus accrued interest on 11/1/12
                 collateralized by the following:
                 $1,534,308 U.S. Treasury Bond, 6.125-9.0%, 11/15/18-8/15/29
                 $504,828 U.S. Treasury Notes, 2.75-3.125%, 2/15/19-5/15/19
                 $5,417,063 U.S. Treasury Strip, 0.0-1.375%, 5/15/13-11/15/37                     $    7,310,000
     4,310,000   JPMorgan, Inc., 0.30%, dated 10/31/12, repurchase price
                 of $4,310,000 plus accrued interest on 11/1/12
                 collateralized by $4,521,740 Federal National Mortgage
                 Association, 2.5-4.0%, 5/1/22-7/1/30                                                  4,310,000
     9,620,000   RBC Capital Markets Corp., 0.26%, dated 10/31/12,
                 repurchase price of $9,620,000 plus accrued interest on
                 11/1/12 collateralized by $9,812,401 Government National
                 Mortgage Association II, 3.5-4.5%, 7/20/41-6/20/42                                    9,620,000
     5,310,000   TD Securities, Inc., 0.27%, dated 10/31/12, repurchase price of
                 $5,310,000 plus accrued interest on 11/1/12 collateralized by
                 $5,416,224 U.S. Treasury Notes, 4.25%, 11/15/14                                       5,310,000
                                                                                                  --------------
                                                                                                  $   26,550,000
----------------------------------------------------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $26,550,000)                                                               $   26,550,000
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 21

----------------------------------------------------------------------------------------------------------------
                                                                                                  Value
----------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES - 99.0%
                 (Cost $969,991,293) (a)                                                          $1,056,354,716
----------------------------------------------------------------------------------------------------------------
                 OTHER ASSETS & LIABILITIES - 1.0%                                                $   10,141,569
----------------------------------------------------------------------------------------------------------------
                 TOTAL NET ASSETS - 100.0%                                                        $1,066,496,285
================================================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At October 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $971,170,168 was as follows:

               Aggregate gross unrealized gain for all investments in which
                  there is an excess of value over tax cost                    $ 115,566,314
               Aggregate gross unrealized loss for all investments in which
                  there is an excess of tax cost over value                      (30,381,766)
                                                                               --------------
               Net unrealized gain                                             $  85,184,548
                                                                               ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2012 aggregated $1,042,819,547 and $1,398,321,658, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------
                                Level 1             Level 2         Level 3         Total
--------------------------------------------------------------------------------------------------
Common Stocks                   $1,029,804,716      $        --     $        --     $1,029,804,716
Repurchase Agreements                       --       26,550,000              --         26,550,000
--------------------------------------------------------------------------------------------------
Total                           $1,029,804,716      $26,550,000     $        --     $1,056,354,716
==================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Statement of Assets and Liabilities | 10/31/12

ASSETS:
  Investment in securities (cost $969,991,293)                                                $1,056,354,716
  Cash                                                                                             4,252,066
  Receivables --
    Investment securities sold                                                                    11,749,839
    Fund shares sold                                                                                 719,807
    Dividends and interest                                                                           585,593
  Prepaid expenses                                                                                    17,748
-------------------------------------------------------------------------------------------------------------
      Total assets                                                                            $1,073,679,769
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
    Investment securities purchased                                                           $    3,797,334
    Fund shares repurchased                                                                        2,751,425
  Due to affiliates                                                                                  522,129
  Accrued expenses                                                                                   112,596
-------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                       $    7,183,484
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                             $1,054,809,663
  Undistributed net investment income                                                              5,135,640
  Accumulated net realized loss on investments                                                   (79,812,441)
  Net unrealized gain on investments                                                              86,363,423
-------------------------------------------------------------------------------------------------------------
      Total net assets                                                                        $1,066,496,285
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $779,160,661/36,897,487 shares)                                           $        21.12
  Class B (based on $22,411,410/1,294,138 shares)                                             $        17.32
  Class C (based on $60,857,585/3,530,899 shares)                                             $        17.24
  Class R (based on $30,751,913/1,479,899 shares)                                             $        20.78
  Class Y (based on $173,314,716/7,832,479 shares)                                            $        22.13
MAXIMUM OFFERING PRICE:
  Class A ($21.12 (divided by) 94.25%)                                                        $        22.41
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 23

Statement of Operations

For the Year Ended 10/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $109,392)                    $23,951,121
  Interest                                                                      16,822
  Income from securities loaned, net                                            24,257
-------------------------------------------------------------------------------------------------------------
      Total investment income                                                                    $23,992,200
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
    Basic Fee                                                              $ 8,081,172
    Performance Adjustment                                                  (1,503,419)
  Transfer agent fees and expenses
    Class A                                                                  1,207,651
    Class B                                                                    136,916
    Class C                                                                    108,920
    Class R                                                                     11,851
    Class Y                                                                     11,243
  Distribution fees
    Class A                                                                  2,098,338
    Class B                                                                    280,538
    Class C                                                                    684,850
    Class R                                                                    201,140
  Shareholders communication expense                                         1,216,907
  Administrative reimbursements                                                345,880
  Custodian fees                                                                40,565
  Registration fees                                                            103,017
  Professional fees                                                            122,748
  Printing expense                                                              55,003
  Fees and expenses of nonaffiliated Trustees                                   45,008
  Miscellaneous                                                                 84,022
-------------------------------------------------------------------------------------------------------------
    Total expenses                                                                               $13,332,350
-------------------------------------------------------------------------------------------------------------
      Net investment income                                                                      $10,659,850
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments                                                            $64,181,591
    Class actions                                                              235,688           $64,417,279
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                                   $17,186,481
-------------------------------------------------------------------------------------------------------------
  Net gain on investments                                                                        $81,603,760
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                           $92,263,610
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------
                                                                     Year Ended            Year Ended
                                                                     10/31/12              10/31/11
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $   10,659,850         $   12,317,879
Net realized gain on investments and class actions                        64,417,279            116,572,261
Change in net unrealized gain (loss) on investments                       17,186,481           (104,213,662)
------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              $   92,263,610         $   24,676,478
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.20 and $0.10 per share, respectively)                 $   (8,388,953)        $   (5,044,203)
    Class C ($0.05 and $0.00 per share, respectively)                       (211,500)                    --
    Class R ($0.12 and $0.05 per share, respectively)                       (273,535)              (130,618)
    Class Y ($0.28 and $0.19 per share, respectively)                     (3,796,094)            (3,123,335)
------------------------------------------------------------------------------------------------------------
      Total distributions to shareowners                              $  (12,670,082)        $   (8,298,156)
============================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                          $   99,312,357         $  185,261,561
Reinvestment of distributions                                             10,428,196              6,733,668
Cost of shares repurchased                                              (445,254,147)          (431,841,062)
------------------------------------------------------------------------------------------------------------
    Net decrease in net assets resulting from
      Fund share transactions                                         $ (335,513,594)        $ (239,845,833)
------------------------------------------------------------------------------------------------------------
    Net decrease in net assets                                        $ (255,920,066)        $ (223,467,511)
NET ASSETS:
Beginning of year                                                      1,322,416,351          1,545,883,862
------------------------------------------------------------------------------------------------------------
End of year                                                           $1,066,496,285         $1,322,416,351
------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                   $    5,135,640         $    8,340,023
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 25

----------------------------------------------------------------------------------------------------------
                                       '12 Shares      '12 Amount          '11 Shares      '11 Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold                             2,305,901      $   48,042,078        4,077,567     $   85,668,724
Reinvestment of distributions             394,640           7,833,604          222,381          4,707,836
Less shares repurchased                (9,965,795)       (207,523,244)     (10,885,426)      (228,058,943)
----------------------------------------------------------------------------------------------------------
    Net decrease                       (7,265,254)     $ (151,647,562)      (6,585,478)    $ (137,682,383)
==========================================================================================================
Class B
Shares sold or exchanged                   52,168      $      875,341           96,787     $    1,716,717
Less shares repurchased                  (798,101)        (13,659,997)      (1,107,227)       (19,183,208)
----------------------------------------------------------------------------------------------------------
    Net decrease                         (745,933)     $  (12,784,656)      (1,010,440)    $  (17,466,491)
==========================================================================================================
Class C
Shares sold                               285,181      $    4,889,608          436,706     $    7,613,921
Reinvestment of distributions              10,527             171,713               --                 --
Less shares repurchased                (1,239,038)        (20,987,236)      (1,298,167)       (22,281,454)
----------------------------------------------------------------------------------------------------------
    Net decrease                         (943,330)     $  (15,925,915)        (861,461)    $  (14,667,533)
==========================================================================================================
Class R
Shares sold                               250,814      $    5,131,509          558,870     $   11,589,960
Reinvestment of distributions              13,542             265,148            6,003            125,238
Less shares repurchased                (1,266,216)        (26,002,611)      (1,120,157)       (23,246,544)
----------------------------------------------------------------------------------------------------------
    Net decrease                       (1,001,860)     $  (20,605,954)        (555,284)    $  (11,531,346)
==========================================================================================================
Class Y
Shares sold                             1,860,483      $   40,375,821        3,608,357     $   78,672,239
Reinvestment of distributions             104,138           2,157,731           86,039          1,900,594
Less shares repurchased                (7,918,706)       (177,083,059)      (6,523,631)      (139,070,913)
----------------------------------------------------------------------------------------------------------
    Net decrease                       (5,954,085)     $ (134,549,507)      (2,829,235)    $  (58,498,080)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Financial Highlights

----------------------------------------------------------------------------------------------------------------------
                                                          Year       Year       Year         Year         Year
                                                          Ended      Ended      Ended        Ended        Ended
                                                          10/31/12   10/31/11   10/31/10     10/31/09     10/31/08
----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $  19.92   $  19.81   $    16.91   $    15.04   $    25.62
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                   $   0.19   $   0.17   $     0.12   $     0.14   $     0.17
  Net realized and unrealized gain (loss) on investments      1.21       0.04         2.90         1.91        (8.99)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $   1.40   $   0.21   $     3.02   $     2.05   $    (8.82)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      (0.20)     (0.10)       (0.12)       (0.18)       (0.10)
  Net realized gain                                             --         --           --           --        (1.66)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $   1.20   $   0.11   $     2.90   $     1.87   $   (10.58)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  21.12   $  19.92   $    19.81   $    16.91   $    15.04
======================================================================================================================
Total return*                                                 7.07%      1.04%       17.96%       13.87%      (36.70)%
Ratio of net expenses to average net assets+                  1.09%      1.12%        1.23%        1.43%        1.13%
Ratio of net investment income to average net assets+         0.88%      0.78%        0.61%        0.89%        0.80%
Portfolio turnover rate                                         87%        72%          89%          81%          61%
Net assets, end of period (in thousands)                  $779,161   $879,872   $1,005,305   $1,046,729   $1,101,941
Ratios with reduction for fees paid indirectly:
  Net expenses                                                1.09%      1.12%        1.23%        1.43%        1.13%
  Net investment income                                       0.88%      0.78%        0.61%        0.89%        0.80%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 27

----------------------------------------------------------------------------------------------------------------
                                                          Year       Year       Year       Year        Year
                                                          Ended      Ended      Ended      Ended       Ended
                                                          10/31/12   10/31/11   10/31/10   10/31/09    10/31/08
----------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                      $ 16.38    $ 16.38    $ 14.03    $ 12.47     $ 21.65
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $ (0.01)   $ (0.03)   $ (0.05)   $  0.01(a)  $ (0.01)
  Net realized and unrealized gain (loss) on investments     0.95       0.03       2.40       1.57       (7.51)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  0.94    $    --    $  2.35    $  1.58     $ (7.52)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        --         --         --      (0.02)          --
  Net realized gain                                            --         --         --         --       (1.66)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  0.94    $  --      $  2.35    $  1.56     $ (9.18)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 17.32    $ 16.38    $ 16.38    $ 14.03     $ 12.47
================================================================================================================
Total return*                                                5.74%      0.00%     16.75%     12.66%     (37.32)%
Ratio of net expenses to average net assets+                 2.30%      2.18%      2.29%      2.51%       2.09%
Ratio of net investment loss to average net assets+         (0.31)%    (0.28)%    (0.45)%    (0.17)%     (0.16)%
Portfolio turnover rate                                        87%        72%        89%        81%         61%
Net assets, end of period (in thousands)                  $22,411    $33,410    $49,961    $59,595     $70,729
Ratios with reduction for fees paid indirectly:
  Net expenses                                               2.30%      2.18%      2.29%      2.51%       2.08%
  Net investment loss                                       (0.31)%    (0.28)%    (0.45)%    (0.17)%     (0.15)%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------
                                                              Year      Year       Year       Year        Year
                                                              Ended     Ended      Ended      Ended       Ended
                                                              10/31/12  10/31/11   10/31/10   10/31/09    10/31/08
--------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $ 16.29   $ 16.26    $ 13.92    $ 12.38     $ 21.48
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.02   $ (0.01)   $ (0.04)   $  0.01(a)  $  0.00(b)
  Net realized and unrealized gain (loss) on investments         0.98      0.04       2.39       1.57       (7.44)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  1.00   $  0.03    $  2.35    $  1.58     $ (7.44)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         (0.05)       --      (0.01)     (0.04)         --
  Net realized gain                                                --        --         --         --       (1.66)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.95   $  0.03    $  2.34    $  1.54     $ (9.10)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 17.24   $ 16.29    $ 16.26    $ 13.92     $ 12.38
====================================================================================================================
Total return*                                                    6.15%     0.19%     16.88%     12.87%     (37.23)%
Ratio of net expenses to average net assets+                     1.94%     1.98%      2.13%      2.35%       1.98%
Ratio of net investment income (loss) to average net assets+     0.04%    (0.08)%    (0.29)%    (0.03)%     (0.05)%
Portfolio turnover rate                                            87%       72%        89%        81%         61%
Net assets, end of period (in thousands)                      $60,858   $72,873    $86,750    $86,536     $92,814
Ratios with reduction for fees paid indirectly:
  Net expenses                                                   1.94%     1.98%      2.13%      2.35%       1.97%
  Net investment income (loss)                                   0.04%    (0.08)%    (0.29)%    (0.03)%     (0.04)%
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 29

------------------------------------------------------------------------------------------------------------------
                                                             Year       Year       Year       Year      Year
                                                             Ended      Ended      Ended      Ended     Ended
                                                             10/31/12   10/31/11   10/31/10   10/31/09  10/31/08
------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 19.58    $ 19.48    $ 16.66    $ 14.82   $  25.26
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                      $  0.18    $  0.10    $  0.05    $  0.08   $   0.11
  Net realized and unrealized gain (loss) on investments        1.14       0.05       2.87       1.91      (8.85)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.32    $  0.15    $  2.92    $  1.99   $  (8.74)
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        (0.12)     (0.05)     (0.10)     (0.15)     (0.04)
  Net realized gain                                               --         --         --         --      (1.66)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.20    $  0.10    $  2.82    $  1.84   $ (10.44)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 20.78    $ 19.58    $ 19.48    $ 16.66   $  14.82
==================================================================================================================
Total return*                                                   6.77%      0.73%     17.58%     13.63%    (36.83)%
Ratio of net expenses to average net assets+                    1.38%      1.42%      1.50%      1.66%      1.40%
Ratio of net investment income to average net assets+           0.61%      0.48%      0.33%      0.62%      0.54%
Portfolio turnover rate                                           87%        72%        89%        81%        61%
Net assets, end of period (in thousands)                     $30,752    $48,605    $59,172    $57,029   $ 40,614
Ratios with reduction for fees paid indirectly:
  Net expenses                                                  1.38%      1.42%      1.50%      1.66%      1.40%
  Net investment income                                         0.61%      0.48%      0.33%      0.62%      0.54%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

------------------------------------------------------------------------------------------------------------------
                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                           10/31/12   10/31/11   10/31/10   10/31/09   10/31/08
------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $  20.87    $  20.75   $  17.70   $  15.76   $  26.73
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                    $   0.29    $   0.29   $   0.19   $   0.21   $   0.26
  Net realized and unrealized gain (loss) on investments       1.25        0.02       3.05       2.01      (9.39)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   1.54    $   0.31   $   3.24   $   2.22   $  (9.13)
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       (0.28)      (0.19)     (0.19)     (0.28)     (0.18)
  Net realized gain                                              --          --         --         --      (1.66)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   1.26    $   0.12   $   3.05   $   1.94   $ (10.97)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  22.13    $  20.87   $  20.75   $  17.70   $  15.76
==================================================================================================================
Total return*                                                  7.46%       1.44%     18.46%     14.41%    (36.41)%
Ratio of net expenses to average net assets+                   0.69%       0.73%      0.84%      0.95%      0.71%
Ratio of net investment income to average net assets+          1.32%       1.18%      0.99%      1.35%      1.23%
Portfolio turnover rate                                          87%         72%        89%        81%        61%
Net assets, end of period (in thousands)                   $173,315    $287,657   $344,695   $293,436   $236,643
Ratios with reduction for fees paid indirectly:
  Net expenses                                                 0.69%       0.73%      0.84%      0.95%      0.71%
  Net investment income                                        1.32%       1.18%      0.99%      1.35%      1.23%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 31

Notes to Financial Statements | 10/31/12

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

32 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At October 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 33

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2012, the Fund reclassified $1,194,151 to decrease undistributed net investment income and $1,194,151 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     At October 31, 2012, the Fund had a net capital loss carryforward of $78,415,950 of which the following amounts will expire in 2016 and 2017 if not utilized: $1,752,913 in 2016 and $76,663,037 in 2017.

     The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                   2012                     2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                             $12,670,082               $8,298,156
--------------------------------------------------------------------------------
  Total                                     $12,670,082               $8,298,156
================================================================================

34 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                       $ 4,918,024
Capital loss carryforward                                           (78,415,950)
Net unrealized gain                                                  85,184,548
--------------------------------------------------------------------------------
  Total                                                            $ 11,686,622
================================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales and the tax-basis adjustments on Real Estate Investment Trust (REIT) holdings.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $50,355 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2012.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the period, the Fund recognized gains of $235,688 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 35

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Securities Lending

     The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Pioneer funds ended their involvement in the securities lending program.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

36 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum of 0.80% after the performance adjustment). For the year ended October 31, 2012, the aggregate performance adjustment resulted in a decrease of $1,503,419 to the basic fee. For the year ended October 31, 2012, the net management fee was equivalent to 0.54% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $66,398 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended October 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $765,487
Class B                                                                   56,480
Class C                                                                  114,364
Class R                                                                   98,730
Class Y                                                                  181,846
--------------------------------------------------------------------------------
  Total                                                               $1,216,907
================================================================================

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 37

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $427,840 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2012.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,891 in distribution fees payable to PFD at October 31, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2012, CDSCs in the amount of $46,147 were paid to PFD.

38 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2012, the Fund had no borrowings under a credit facility.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Mid Cap Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value Fund (the "Fund"), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Boston, Massachusetts
December 26, 2012

40 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 41

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                            Other Directorships
Held with the Fund        Length of Service         Principal Occupation                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)      Trustee since 2006.       Chairman and Chief Executive        Director, Broadridge Financial
Chairman of the Board     Serves until a            Officer, Quadriserv, Inc.           Solutions, Inc. (investor
and Trustee               successor trustee is      (technology products for            communications and securities
                          elected or earlier        securities lending industry)        processing provider for financial
                          retirement or removal.    (2008 - present); private           services industry) (2009 -
                                                    investor (2004 - 2008); and         present); Director, Quadriserv,
                                                    Senior Executive Vice President,    Inc. (2005 - present); and
                                                    The Bank of New York (financial     Commissioner, New Jersey State
                                                    and securities services) (1986 -    Civil Service Commission (2011 -
                                                    2004)                               present)
---------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)        Trustee since 2005.       Managing Partner, Federal City      Director of Enterprise Community
Trustee                   Serves until a            Capital Advisors (corporate         Investment, Inc. (privately-held
                          successor trustee is      advisory services company)          affordable housing finance company)
                          elected or earlier        (1997 - 2004 and 2008 - present);   (1985 - 2010); Director of Oxford
                          retirement or removal.    Interim Chief Executive Officer,    Analytica, Inc. (2008 - present);
                                                    Oxford Analytica, Inc. (privately   Director of The Swiss Helvetia
                                                    held research and consulting        Fund, Inc. (closed-end fund)
                                                    company) (2010); Executive Vice     (2010 - present); and Director of
                                                    President and Chief Financial       New York Mortgage Trust (publicly
                                                    Officer, I-trax, Inc. (publicly     traded mortgage REIT) (2004- 2009,
                                                    traded health care services         2012 - present)
                                                    company) (2004 - 2007); and
                                                    Executive Vice President and
                                                    Chief Financial Officer, Pedestal
                                                    Inc. (internet-based mortgage
                                                    trading company) (2000 - 2002)
---------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman      Trustee since 2008.       William Joseph Maier Professor of   Trustee, Mellon Institutional
(67) Trustee              Serves until a            Political Economy, Harvard          Funds Investment Trust and Mellon
                          successor trustee is      University (1972 - present)         Institutional Funds Master
                          elected or earlier                                            Portfolio (oversaw 17 portfolios
                          retirement or removal.                                        in fund complex) (1989-2008)
---------------------------------------------------------------------------------------------------------------------------

42 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                            Other Directorships
Held with the Fund        Length of Service         Principal Occupation                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham      Trustee since 1990.       Founding Director, Vice President   None
(65) Trustee              Serves until a            and Corporate Secretary, The
                          successor trustee is      Winthrop Group, Inc. (consulting
                          elected or earlier        firm) (1982-present); Desautels
                          retirement or removal.    Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations
                                                    and Organizational Learning,
                                                    Xerox PARC, Xerox's advance
                                                    research center (1990- 1994)
---------------------------------------------------------------------------------------------------------------------------
Marguerite A.             Trustee since 1990.       President and Chief Executive       Director of New America High
Piret (64) Trustee        Serves until a            Officer, Newbury, Piret & Company,  Income Fund, Inc. (closed-end
                          successor trustee is      Inc. (investment banking firm)      investment company) (2004 -
                          elected or earlier        (1981 - present)                    present); and member, Board of
                          retirement or removal.                                        Governors, Investment Company
                                                                                        Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)      Trustee since 2012.       Senior Counsel, Sullivan &          Director, The Swiss Helvetia Fund,
Trustee                   Serves until a            Cromwell LLP (law firm) (1998 -     Inc. (closed-end investment
                          successor trustee is      present); and Partner, Sullivan &   company); and Director, Invesco,
                          elected or earlier        Cromwell LLP (prior to 1998)        Ltd. (formerly AMVESCAP, PLC)
                          retirement or removal.                                        (investment manager) (1997-2005)
---------------------------------------------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 43

Interested Trustees

---------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                            Other Directorships
Held with the Fund        Length of Service         Principal Occupation                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*  Trustee since 1990.       Non-Executive Chairman and a        None
Trustee, President and    Serves until a            director of Pioneer Investment
Chief Executive Officer   successor trustee is      Management USA Inc. ("PIM-USA");
of the Fund               elected or earlier        Chairman and a director of
                          retirement or removal.    Pioneer; Chairman and Director of
                                                    Pioneer Institutional Asset
                                                    Management, Inc. (since 2006);
                                                    Director of Pioneer Alternative
                                                    Investment Management Limited
                                                    (Dublin) (until October 2011);
                                                    President and a director of
                                                    Pioneer Alternative Investment
                                                    Management (Bermuda) Limited and
                                                    affiliated funds; Deputy Chairman
                                                    and a director of Pioneer Global
                                                    Asset Management S.p.A. ("PGAM")
                                                    (until April 2010); Director of
                                                    Nano-C, Inc. (since 2003);
                                                    Director of Cole Management Inc.
                                                    (2004 - 2011); Director of
                                                    Fiduciary Counseling, Inc. (until
                                                    December 2011); President of all
                                                    of the Pioneer Funds; and Retired
                                                    Partner, Wilmer Cutler Pickering
                                                    Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury       Trustee since 2007.       Director, CEO and President of      None
(53)* Trustee and         Serves until a            PIM-USA (since February 2007);
Executive Vice            successor trustee is      Director and President of Pioneer
President                 elected or earlier        and Pioneer Institutional Asset
                          retirement or removal.    Management, Inc. (since February
                                                    2007); Executive Vice President
                                                    of all of the Pioneer Funds
                                                    (since March 2007); Director of
                                                    PGAM (2007 - 2010); Head of New
                                                    Europe Division, PGAM (2000 -
                                                    2005); Head of New Markets
                                                    Division, PGAM (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

44 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

Fund Officers

---------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                            Other Directorships
Held with the Fund        Length of Service         Principal Occupation                Held by Officer
---------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley     Since 2003. Serves at     Vice President and Associate        None
(47) Secretary            the discretion of the     General Counsel of Pioneer since
                          Board.                    January 2008 and Secretary of all
                                                    of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all
                                                    of the Pioneer Funds from
                                                    September 2003 to May 2010; and
                                                    Vice President and Senior Counsel
                                                    of Pioneer from July 2002 to
                                                    December 2007
---------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)    Since 2010. Serves at     Fund Governance Director of         None
Assistant Secretary       the discretion of the     Pioneer since December 2006 and
                          Board.                    Assistant Secretary of all the
                                                    Pioneer Funds since June 2010;
                                                    Manager - Fund Governance of
                                                    Pioneer from December 2003 to
                                                    November 2006; and Senior
                                                    Paralegal of Pioneer from January
                                                    2000 to November 2003
---------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)         Since 2010. Serves at     Counsel of Pioneer since June       None
Assistant Secretary       the discretion of the     2007 and Assistant Secretary of
                          Board.                    all the Pioneer Funds since June
                                                    2010; and Vice President and
                                                    Counsel at State Street Bank from
                                                    October 2004 to June 2007
---------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)      Since 2008. Serves at     Vice President - Fund Treasury of   None
Treasurer and Chief       the discretion of the     Pioneer; Treasurer of all of the
Financial and             Board.                    Pioneer Funds since March 2008;
Accounting Officer of                               Deputy Treasurer of Pioneer from
the Fund                                            March 2004 to February 2008; and
                                                    Assistant Treasurer of all of the
                                                    Pioneer Funds from March 2004 to
                                                    February 2008
---------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)     Since 2000. Serves at     Assistant Vice President - Fund     None
Assistant Treasurer       the discretion of the     Treasury of Pioneer; and
                          Board.                    Assistant Treasurer of all of the
                                                    Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)        Since 2002. Serves at     Fund Accounting Manager - Fund      None
Assistant Treasurer       the discretion of the     Treasury of Pioneer; and
                          Board.                    Assistant Treasurer of all of the
                                                    Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)     Since 2009. Serves at     Fund Administration Manager -       None
Assistant Treasurer       the discretion of the     Fund Treasury of Pioneer since
                          Board.                    November 2008; Assistant
                                                    Treasurer of all of the Pioneer
                                                    Funds since January 2009; and
                                                    Client Service Manager -
                                                    Institutional Investor Services
                                                    at State Street Bank from March
                                                    2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 45

---------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                            Other Directorships
Held with the Fund        Length of Service         Principal Occupation                Held by Officer
---------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)      Since 2010. Serves at     Chief Compliance Officer of         None
Chief Compliance          the discretion of the     Pioneer and of all the Pioneer
Officer                   Board.                    Funds since March 2010; Director
                                                    of Adviser and Portfolio
                                                    Compliance at Pioneer since
                                                    October 2005; and Senior
                                                    Compliance Officer for Columbia
                                                    Management Advisers, Inc. from
                                                    October 2003 to October 2005
---------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)     Since 2006. Serves at     Director--Transfer Agency            None
Anti-Money Laundering     the discretion of the     Compliance of Pioneer and
Officer                   Board.                    Anti-Money Laundering Officer of
                                                    all the Pioneer Funds since 2006
---------------------------------------------------------------------------------------------------------------------------

46 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12
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                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 47
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48 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12
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                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 49
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50 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12
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                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/12 51
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52 Pioneer Mid Cap Value Fund | Annual Report | 10/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19443-06-1212

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $36,742 in 2012 and $38,686 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended October
31, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2012 and 2011, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 28, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 28, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 28, 2012

* Print the name and title of each signing officer under his or her signature.